  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2013

YOUNGEVITY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

AL International, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 16, 2013, AL International, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State to effect: a change of the Company’s name to Youngevity International, Inc. (“Name Change”) that became effective on July 23, 2013 (the “Effective Date”).  In addition, the Common Stock now trades under a new CUSIP number beginning on the Effective Date.

Item 9.01 Financial Statements and Exhibits.

3.1.

Certificate of Amendment to the Certificate of Incorporation*

*Incorporated by reference to the Company’s Definitive 14C filed with the SEC on July 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: July 25, 2013	By: /s/ David Briskie
Name: David Briskie
Title: Chief Financial Officer